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                                                                EXHIBIT 10(D)(4)

                           IMPERIAL HOLLY CORPORATION

                   SCHEDULE OF SALARY CONTINUATION AGREEMENTS

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
NAME                     TITLE
- ----                     -----
AGREEMENTS WITH FULL
 VESTING:
J.C. Kempner............ President, Chief Executive Officer and Chief Financial Officer
AGREEMENTS WITH
 GRADUATED VESTING:
R.W. Hill............... Executive Vice President
H.J. Smith.............. Executive Vice President, Sales and Marketing
W.F. Schwer............. Senior Vice President, Secretary and General Counsel
P.C. Carrothers......... Senior Vice President, Operations
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